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                                                                   EXHIBIT 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

     As independent public accounts, we hereby consent to the incorporation of our reports included in this Annual Report on Form 10-K into the Company's previously filed Registration Statement File No.'s 333-10315, 333-32951 and 333-04286.

                                        ARTHUR ANDERSEN LLP

Omaha, Nebraska
March 26, 1999